SECURITIES AND EXCHANGE COMMISSION


                     WASHINGTON, D.C.  20549

                            FORM 8-K

                          CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15 (D)
              OF THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 10, 1997


                    JACKSONVILLE BANCORP, INC.



   TEXAS                           0  - 28070                 75-2632781
(State of
Incorporation)                 (Commission File No.)           (IRS No)



     COMMERCE AND NECHES STREET               JACKSONVILLE, TEXAS      75766
(Address of Principal Executive Offices)                            (Zip Code)




                             (903) 586-9861
           (Registrant's Telephone Number, Including Area Code)



                             NOT APPLICABLE
           (Former Name or Former Address, If Changed Since Last Report)

Item 5. OTHER EVENTS

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits:

             (99) Press Release, dated June 10, 1997



                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   JACKSONVILLE BANCORP, INC.



Date: 06/10/97                     By: /s/ Jerry Chancellor
                                       Jerry Chancellor
                                       President